ING Mutual Funds

ING Index Plus International Equity Fund (“Fund”)

Supplement dated June 1, 2010

to the Fund’s Class A, Class B, Class C, Class I and Class O Prospectus (“Prospectus”)

dated February 26, 2010

On May 27, 2010, the Board of Trustees of ING Mutual Funds approved a change with respect to the Fund’s sub-adviser from ING Investment Management Advisors B.V. (“IIMA”) to ING Investment Management Co. (“ING IM”), with no changes to the Fund’s principal investment strategies, subject to shareholder approval. Effective June 30, 2010, ING IM will begin managing the Fund pursuant to an interim sub-advisory agreement until a shareholder meeting is held to approve the Fund’s new sub-advisory agreement with ING IM. A proxy statement is expected to be mailed to shareholders on or about August 18, 2010 detailing these changes and a shareholder meeting is expected to be held on or about September 28, 2010. In conjunction with the change to the Fund’s sub-adviser, Carl Ghielen will no longer serve as a co-portfolio manager for the Fund and Pranay Gupta and Vincent Costa are added as co-portfolio managers for the Fund. Effective June 30, 2010, the Fund’s Prospectus is revised as follows:

1.	The section entitled “Portfolio Management,” found on page 43 of the summary section of the Fund’s Prospectus, is deleted in its entirety and replaced with the following:

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Martin Jansen	Vincent Costa
Portfolio Manager (since 12/05)	Portfolio Manager (since 06/10)
Pranay Gupta
Portfolio Manager (since 06/10)

2.	The sub-section entitled “ING Index Plus International Equity Fund” under the section entitled “ING Investment Management Advisors B.V.,” found on page 84 of the statutory section of the Fund’s Prospectus, is hereby deleted in its entirety.

3.	The following sub-section is added to the section entitled “ING Investment Management Co.” which begins on page 85 of the statutory section of the Fund’s Prospectus:

ING Index Plus International Equity Fund

The following individuals are jointly responsible for the day-to-day management of ING Index Plus International Equity Fund.

Martin Jansen, Portfolio Manager, is responsible for stock selection. Mr. Jansen joined ING IM or its affiliates in 1997 as senior manager. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Vincent Costa, Portfolio Manager, is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING IM in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

Pranay Gupta, Portfolio Manager, is a member of the Global Investment Leadership Team of ING Investment Management, with specific responsibility for Asia Pacific, Global Quantitative Strategies, and Global Diagnostics. Mr. Gupta joined ING IM in 2009 from the Pearl Group, where he was Deputy Chief Investment Officer and a Member of the Board from 2006-2009. At Pearl, Mr. Gupta was responsible for the overall framework for strategy and asset allocation and investment risk analytics, and also managed the Systematic Strategies Fund – a multi strategy quantitative fund, with an absolute return target. Mr. Gupta was the Head of Global Quantitative Strategies at ABP Investments (Netherlands), from November 2002 to April 2006, where he managed a $24 billion quantitative multi-strategy fund.

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ING Mutual Funds

ING Index Plus International Equity Fund (“Fund”)

Supplement dated June 1, 2010

to the Fund’s Class A, Class B, Class C, Class I and Class O

Statement of Addition Information (“SAI”)

dated February 26, 2010

On May 27, 2010, the Board of Trustees of ING Mutual Funds approved a change with respect to the Fund’s sub-adviser from ING Investment Management Advisors B.V. (“IIMA”) to ING Investment Management Co. (“ING IM”), with no changes to the Fund’s principal investment strategies, subject to shareholder approval. Effective June 30, 2010, ING IM will begin managing the Fund pursuant to an interim sub-advisory agreement until a shareholder meeting is held to approve the Fund’s new sub-advisory agreement with ING IM. A proxy statement is expected to be mailed to shareholders on or about August 18, 2010 detailing these changes and a shareholder meeting is expected to be held on or about September 28, 2010. In conjunction with the change to the Fund’s sub-adviser, Carl Ghielen will no longer serve as a co-portfolio manager for the Fund and Vincent Costa and Pranay Gupta are added as co-portfolio managers for the Fund. Effective June 30, 2010, the Fund’s SAI is revised as follows:

1.	All references to Carl Ghielen as a co-portfolio manager for the Fund are hereby deleted and replaced with Vincent Costa and Pranay Gupta.

2.	All references to “ING Investment Management Advisors B.V.” and “IIMA” serving as sub-adviser to the Fund are hereby deleted and replaced with “ING Investment Management Co.” and “ING IM,” respectively.

3.	The following paragraph is added to the section entitled “Sub-Advisers” beginning on page 120 of the Fund’s SAI:

Pursuant to an Interim Sub-Advisory Agreement dated June 30, 2010, between ING Investments and ING IM, ING IM serves as Sub-Adviser to Index Plus International Equity Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time. ING IM’s address is 230 Park Avenue, New York, NY 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

10.	The sub-section entitled “Index Plus International Equity Fund” of the section entitled “Portfolio Managers” found on page 138 of the Fund’s SAI is hereby deleted and replaced with the following:

Index Plus International Equity Fund

Sub-Advised by ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2009 (unless otherwise noted below):

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Vincent Costa(1)	40	$13,468,026,203	6	$302,272,690	19	(2)	$2,777,279,251
Pranay Gupta(1)	0	$0	0	$0	0		$0
Martin Jansen	3	$320,000,000	0	$0	290	(3	$67,000,000

(1)	The information is as of December 31, 2009.
(2)	One these accounts with total assets of $50,899,129, has an advisory fee that is also based on the performance of the account
(3)	None of the accounts managed are subject to performance fees.

Potential Material Conflicts of Interest

The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio managers’ various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio managers’ accounts.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of: (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

The portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The relevant index is the MSCI EAFE® Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Barclays Capital and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers’ whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2009 (unless otherwise noted below) including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa(1)	None
Pranay Gupta(1)	None
Martin Jansen	None

(1)	The information is as of December 31, 2009.

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